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                                                                    EXHIBIT 32.1


                                  CERTIFICATION
                   Pursuant to 18 United States Code ss. 1350


     The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the Third Quarter ended September 30, 2003 of Fisher Scientific International Inc. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                     /s/ Paul M. Montrone
                                                     ---------------------------
                                                     Paul M. Montrone
                                                     Chief Executive Officer
                                                     November 14, 2003